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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 17, 2003

                                  LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       000-31105                    13-3990223
---------------                  -----------               ------------------
(State Or Other                  (Commission                 (IRS Employer
Jurisdiction Of                  File Number)              Identification No.)
Incorporation)

             Three New York Plaza
              New York, New York                                 10004
  ----------------------------------------                     ----------
  (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code (212) 981-0700






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Item 5.  Other Events and Regulation FD Disclosure.

         On June 17, 2003, Lexent Inc. disseminated a press release which is being filed with this Current Report on Form 8-K as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated June 17, 2003.






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LEXENT INC.


                                               By: /s/ Hugh J. O'Kane, Jr.
                                                  ---------------------------
                                                       Hugh J. O'Kane, Jr.
                                                       Chairman of the Board

Date:   June 18, 2003





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